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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 1998

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                             DART GROUP CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                        0-1946                  53-0242973
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(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)

3300 75th Avenue, Landover, Maryland 20785
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(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code (301) 226-1200
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(Former name or former address, if changed since last report).

         The exhibit index appears on page 4.



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Item 1. Changes in Control of Registrant

         The discussion under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.


Item 5. Other Events

         On February 5, 1998, Dart Group Corporation ("Dart") announced the closing of a settlement agreement with Herbert H. Haft (the "HHH Settlement Agreement") and a Second Supplemental Settlement Agreement with Ronald S. Haft ("Second Supplemental Agreement") (collectively, the "Settlements"). A press release announcing the closing of the Settlements is incorporated by reference and attached hereto as Exhibit 99.1.

         As part of the closing of the HHH Settlement Agreement, Herbert H. Haft
(a) sold to Dart all of his shares of, and options to purchase, Dart Class A Common Stock, and his capital stock of Dart's subsidiaries Trak Auto Corporation and Crown Books Corporation, (b) resigned from all of his positions with Dart and its subsidiary corporations, (c) relinquished his claim to voting control of Dart, and (d) terminated his employment agreement with Dart. In addition, all outstanding litigation and disputes between Dart and Herbert H. Haft were resolved. As consideration for the HHH Settlement Agreement, Dart paid Herbert
H. Haft approximately $28 million at the closing. In connection with the closing of the Settlements, Dart also made a $10 million loan to a partnership owned by Ronald S. Haft, the proceeds of which were used to repay a $10 million note to Herbert H. Haft.

         In connection with the closing of the Second Supplemental Agreement, Dart and Ronald S. Haft entered into an Amendment to Buy/Sell/Offering Agreement, amending the Buy/Sell/Offering Agreement dated as of October 6, 1995 between Dart and Ronald S. Haft. A copy of the Amendment to Buy/Sell/Offering Agreement is incorporated by reference and attached hereto to Exhibit 99.2.

         On February 16, 1998 Dart exercised its call option under the Buy/Sell/Offering Agreement, as amended, to repurchase from Ronald S. Haft all of the Class A Common Stock and Class B Common Stock held on behalf of Ronald S. Haft in a voting trust (the "Voting Trust Shares"). On February 17, 1998 Dart repurchased the Voting Trust Shares, resulting in the repurchase by Dart of all of its voting shares. In connection therewith, Dart's board of directors approved an Amended and Restated Certificate of Incorporation, which provides voting rights for the heretofore non-voting Class A Common Stock. A copy of the Amended and Restated Certificate of Incorporation is incorporated by reference and attached hereto as Exhibit 99.3. A press release announcing the purchase of the Voting Trust Shares is incorporated by reference and attached as Exhibit 99.4.


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Item 7. Financial Statements and Exhibits

         Exhibit 99.1 Press Release, dated February 5, 1998, of Dart Group Corporation announcing the closing of settlements with Herbert H. Haft and Ronald
                                  S. Haft

         Exhibit 99.2 Amendment to Buy/Sell/Offering Agreement, dated as of January 30, 1998, by and between Dart Group Corporation and Ronald S. Haft.

         Exhibit 99.3 Amended and Restated Certificate of Incorporation, approved by the board of directors of Dart Group Corporation on February 12, 1998 and ratified by the voting trustee on behalf of all Class B Common Stock on February 16, 1998.

         Exhibit 99.4 Press Release, dated February 17, 1998, of Dart Group Corporation announcing the closing of the Buy/Sell/Offering Agreement, dated as of October 6, 1995, by and between Dart Group Corporation and Ronald S. Haft.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DART GROUP CORPORATION



                                       By: /s/ MARK A. FLINT
                                           --------------------------
                                           Mark A. Flint
                                           Senior Vice President and
                                           Chief Financial Officer

Date:  February 18, 1998



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                             DART GROUP CORPORATION

                                    Form 8-K

                                  Exhibit Index

         Exhibit 99.1 Press Release, dated February 5, 1998, of Dart Group Corporation announcing the closing of settlements with Herbert H. Haft and Ronald
                                  S. Haft

         Exhibit 99.2 Amendment to Buy/Sell/Offering Agreement, dated as of January 30, 1998, by and between Dart Group Corporation and Ronald S. Haft.

         Exhibit 99.3 Amended and Restated Certificate of Incorporation, approved by the board of directors of Dart Group Corporation on February 12, 1998 and ratified by the voting trustee on behalf of all Class B Common Stock on February 16, 1998.

         Exhibit 99.4 Press Release, dated February 17, 1998, of Dart Group Corporation announcing the closing of the Buy/Sell/Offering Agreement, dated as of October 6, 1995, by and between Dart Group Corporation and Ronald S. Haft.




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